SECOND AMENDMENT TO CREDIT AGREEMENT

              THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of January 31, 1997, is among CRAIN INDUSTRIES, INC., a Delaware corporation ("Borrower"), each of the banks or other lending institutions which is or may from time to time become a signatory thereto or any successor or assign thereof (individually, a "Bank" and, collectively, the "Banks"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as an issuing bank (in such capacity, together with its successors, any other Banks or any of their respective Affiliates acting in such capacity, an "Issuing Bank") and as administrative agent for itself, the Issuing Banks and the other Banks (in such capacity, together with its successors in such capacity, the "Agent").

RECITALS:

A. Borrower, the Agent, the Issuing Banks and the Banks have entered into that certain Credit Agreement dated as of August 29, 1995, as amended by that certain First Amendment to Credit Agreement dated as of March 22, 1996 (such Credit Agreement, as the same has been and may be amended or modified from time to time, is hereinafter referred to as the "Agreement").

B.            Borrower is a party to the  following  factoring
agreements (collectively, the "Existing Factoring Agreements"): (i) that certain Factoring Agreement dated January 8, 1991, between CIT Group/Factoring, Inc. ("CIT") and Borrower relating to the factoring of the accounts receivable of Borrower"s Base Line Design division, and (ii)
that certain Amended and Restated Retail - Domestic Collection Factoring Agreement, between Heller Financial, Inc. ("Heller") and Borrower (the "Heller Agreement") relating to the factoring of the accounts receivable of Borrower's Comfort Clinic division.

C. Borrower has advised the Agent that it desires to enter into a new factoring agreement with CIT relating to the factoring of the accounts receivable of Borrower's Base Line Design division and Borrower's Comfort Clinic division, in replacement of the Existing Factoring Agreements.

D.            Borrower,  the Agent,  the Issuing Banks and the
Banks now  desire to enter  into this  Amendment  to amend the
definition  of  CIT  Factoring   Agreement  and  as  otherwise
herein set forth.

              NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby ackknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

              Section  1.1.  Definitions.   Capitalized  terms
used in the Amendment, to the extent not otherwise defined herein, shall have the same meanings as set forth in the Agreement, as amended hereby.

ARTICLE II

Amendments

              Section 2.1. Amendment to Definition of CIT Factoring Agreement. Effective as of the date hereof, the parenthetical appearing at the end of Section 7.1(11) of the Agreement is hereby deleted and the definition of "CIT Factoring Agreement" appearing in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:


"CIT Factoring Agreement" means that certain Notification Factoring Agreement dated January 31, 1997, between CIT Group/Factoring, Inc. and the Borrower, pursuant to which the accounts receivable of the Borrower's Base Line Design division and the Borrower's Comfort Clinic division (and no other accounts receivable) will be factored; provided that each reference herein to the CIT Factoring Agreement shall also mean that certain Amended and Restarted Retail
- Domestic Collection Factoring Agreement between Heller Financial, Inc. and Borrower (a) during a transition period until March 2 1997, to the extent accounts receivable of the Borrower's Comfort Clinic division continue to be factored thereunder during such transition
period,   and  (b)  thereafter to  the

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extent  outstanding accounts receivable  of  the Borrower's
Comfort  Clinic division continue to be collected thereunder.

Section 2.2 Amendment to Schedule 2. Effective as of the date hereof, item 1 of Schedule 2 to the Agreement is hereby amended to read in its entirety as follows:

1. The CIT  Factoring  Agreement  (as  defined in the Credit
Agreement to which this is a  Schedule).

Section  2.3  Books  and   Records.   Effective  as  of  the
date  hereof,   Section  9.7  of  the  Agreement  is  hereby
amended to add the following sentence to the end thereof, which sentence shall read in its entirety as follows:

The Borrower shall invoice the accounts of its Base Line Design division and Comfort Clinic division separately from its other accounts which are not factored and shall maintain books and records for such Base Line Design division and Comfort Clinic division separately from Borrower's other books and records.

ARTICLE III

Conditions Precedent

Section   3.1.   Conditions.   The   effectiveness   of   this
Amendment is subject to the satisfaction of the following conditions precedent:

              (a) The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

                             (1)         CIT         Factoring
Agreement.  A  true,  correct  and  complete  copy  of the CIT
Factoring Agreement;

              (2) Termination of Existing Factoring Agreements. Evidence that the Existing Factoring Agreements are terminated and replaced with the CIT Factoring Agreement, provided that with respect to the Heller Agreement this condition will be satisfied if Agent is provided with a copy of the notice of termination delivered by the Borrower to Heller; and

              (3)  Additional  Information.   Such  additional
documents,  instruments  and  information  as the Agent or its
legal   counsel,   Winstead   Sechrest  &  Munick  P.C.,   may
reasonably request.

              (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except for those representations and warranties that are expressly made as of a specific date.

              (c) No Default shall have occurred and be continuing.

              (d) All; corporate  proceedings taken in connection
                  with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be reasonably satisfactory to the Agent and its legal counsel, Winstead Sechrest & Minick P.C.

ARTICLE IV

Ratifications, Representations and Warranties

              Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by the Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the

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Agent,  the Banks and the  Issuing  Banks agree that the
Agreement  as  amended  hereby  and the  other  Loan Documents
shall   continue   in  full   force  and   effect. Borrower,
the Agent, the Banks and the Issuing Banks agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

              Section 4.2 Representations and Warranties. Borrower hereby represents and warrants to the Agent, the Banks and the Issuing Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the articles of incorporation or bylaws of the Borrower, (ii) the representations and warranties contained in the agreement, as amended hereby, and in each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Default has occurred and is continuing, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby and the other Loan Documents to which it is a party.

ARTICLE V

Miscellaneous

              Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent, any Bank, any Issuing Bank or any closing shall affect the representations and warranties or the right of the Agent, the Banks and the Issuing Banks to rely upon them.

              Section 5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan documents to the Agreement shall mean a reference to the Agreement as amended hereby.

              Section   5.3   Expenses   of  the   Agent.   As
provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, and executive of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent, the Banks and the Issuing Banks in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and reasonable fees of legal counsel for the Agent and the Issuing Banks and at any time following and during the continuance of the Event of Default, of one legal counsel to each Bank.

              Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

              SECTION 5.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

              Section 5.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Banks, the Issuing Banks and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder with the prior written consent of the Agent and all of the Banks.

              Section 5.7. Counterparts. The Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

              Section 5.8. Effect of Waiver. No consent or waiver, express or implied, by the Agent and/or any of the Banks to or for any breach of or deviation from any covenant, condition or duty by Borrower or any obligated party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

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              Section    5.9.    Headings.    The    headings,
captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

              Section 5.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEEMENTS, REPRESENTATIONS AND UNDERSTANDINGS. WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.


BORROWER:

CRAIN INDUSTRIES, INC.


By:          /s/WES DEHAVEN______________
   Name:  Wes DeHaven
   Title:     VP/CFO

AGENT, ISSUING BANK AND BANKS:'
TEXAS COMMERCE BANK NATIONAL
ASSOCIATION, as Agent, as Issuing Bank
and as a Bank


By:        /s/MICHAEL LISTER__________
   Name:  Michael Lister
   Title:     Vice President

FIRST INTERSTATE BANK OF CALIFORNIA


By:        /s/CHARLES C. WARNER_____
   Name:  Charles C. Warner
   Title:     Vice President

NBD BANK


By:        /s/WILLIAM MCCAFFREY____
   Name:    William McCaffrey
   Title:       Vice President

NATIONSBANK OF TEXAS, N.A.


By:         /s/SUZANNE SMITH________
   Name:    Suzanne Smith
   Title:      Vice President

HELLER FINANCIAL, INC.

By:        /s/ELLEN COOK____________
   Name:    Ellen Cook
   Title:       Assistant Vice President

THE BANK OF NEW YORK


By:       /s/R. WES TOWNS__________
   Name:    R. Wes Towns
   Title:     Vice President

SOCIETE GENERALE, SOUTHWEST AGENCY


By:         /s/CHRISTOPHER SPELTZ__
     Name:    Christopher Speltz
     Title:       Vice President

The undersigned Guarantor hereby consents and agrees to this Amendment and agrees that the Subsidiary Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

GUARANTOR:

CRAIN AERO, INC.

By:        /s/WES DEHAVEN________
   Name:  Wes DeHaven
   Title:     VP/CFO